PACIFIC FUNDS	SUPPLEMENT DATED OCTOBER 22, 2003 TO THE PROSPECTUS FOR PACIFIC FUNDS DATED JULY 1, 2003, AS SUPPLEMENTED

This supplement changes the Pacific Funds prospectus effective October 22, 2003. This supplement must be preceded or accompanied by the Pacific Funds prospectus dated July 1, 2003, as supplemented September 17, 2003. Remember to review the prospectus for other important information.

Who manages the fund section is amended

The manager information for the PF Van Kampen Mid-Cap Growth Fund is replaced with the following:

The fund is managed by Van Kampen’s small/mid cap growth team. Current members include:

Dennis P. Lynch is an executive director of Van Kampen. He joined Van Kampen in 1997.

David S. Cohen is an executive director of Van Kampen. He joined Van Kampen in 1993.

About the funds section is amended

The third paragraph for the PF Van Kampen Mid-Cap Growth Fund is replaced with the following:

The manager invests in companies that it believes exhibit some or all of the following characteristics: (i) significant growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams.

Performance of comparable accounts	The Van Kampen Mid-Cap Growth Composite Chart on page 63 of the prospectus is deleted.

Form No. PFSUPP1003